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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                        Date of Report    September 16, 1994
                          (Date of earliest event reported)


                             THOMAS & BETTS CORPORATION
               (Exact name of registrant as specified in its Charter)


            New Jersey              1-4682        22-1326940
  (State or other jurisdiction   (Commission     (IRS Employer
       of incorporation          File Number)  Identification No.)


                   1555 Lynnfield Road, Memphis, Tennessee  38119
               (Address of principal executive offices)    (Zip Code)


          Registrant's telephone number, including area code (901) 682-7766


                                   Not Applicable
            (Former name or former address, if changed since last report)



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Item 5.  Other Events

       See the information set forth in the news release of Thomas & Betts Corporation, dated September 16, 1994, attached hereto as
Exhibit 28, which information is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

       (c)   Exhibits

             Exhibit 28. Press release, dated September 16, 1994, of Thomas & Betts Corporation.

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                                     SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       DATED:  September 19, 1994
                                             THOMAS & BETTS CORPORATION



                                       By:  /s/ Ronald P. Babcock
                                          Ronald P. Babcock
                                          Vice President-Finance